                                                                   EXHIBIT 10.71

                      FOURTH AMENDMENT TO CREDIT AGREEMENT

            FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of November 22, 2004, among AMETEK, INC. (the "Borrower"), the lending institutions party to the Credit Agreement referred to below (the "Banks"), PNC BANK, NATIONAL ASSOCIATION, SUNTRUST BANK, BANK OF AMERICA, N.A. (f/k/a Fleet National
Bank) and WACHOVIA BANK, N.A., as Syndication Agents (the "Syndication Agents"), and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the "Administrative Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

                              W I T N E S S E T H:

            WHEREAS, the Borrower, the Banks, the Syndication Agents and the Administrative Agent are parties to a Credit Agreement, dated as of September 17, 2001 (as amended, modified and supplemented prior to the date hereof, the "Credit Agreement"); and

            WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend the Credit Agreement as herein provided;

            NOW, THEREFORE, it is agreed:

I.    Amendments.

            1. Section 8.03 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (q) thereof, (ii) deleting the period appearing at the end of clause (r) thereof and inserting the text "; and" in lieu thereof and (iii) inserting the following new clause (s) at the end of said Section:

            "(s) Indebtedness of the Borrower and its Subsidiaries under the Note Purchase Agreements; provided that the amount of such Indebtedness when aggregated with Indebtedness of the Borrower and its Subsidiaries incurred pursuant to Section 8.03(r) shall not exceed $250,000,000 at any time outstanding.".

            2. Section 8.15 of the Credit Agreement is hereby amended by (i) deleting the text of said Section in its entirety and (ii) inserting the following new text in lieu thereof:

            "8.15 Note Purchase Agreements. The Borrower shall at all times comply with all terms and conditions (including without limitation, all covenants) contained in the Note Purchase Agreements."

            3. Section 10 of the Credit Agreement is hereby amended by deleting the defined terms "Note Purchase Agreement", "Third Amendment" and "Third Amendment Effective Date" appearing in said Section.

            4. Section 10 of the Credit Agreement is hereby further amended by inserting the following new definitions in the appropriate alphabetical order:

            "Fourth Amendment" shall mean the Fourth Amendment to this Agreement, dated as of November 22, 2004.

            "Fourth Amendment Effective Date" shall have the meaning provided in the Fourth Amendment.

            "Note Purchase Agreements" shall mean, collectively, the 2003 Note Purchase Agreement and the 2004 Note Purchase Agreement.

            "2003 Note Purchase Agreement" shall mean the Note Purchase Agreement, dated as of September 17, 2003, among the Borrower and Metropolitan Life Insurance Company, as in effect on the Fourth Amendment Effective Date.

            "2004 Note Purchase Agreement" shall mean the Note Purchase Agreement, dated as of November [23], 2004, among the Borrower and the Purchasers named therein, as in effect of the Fourth Amendment Effective Date.

II.   Miscellaneous.

            1. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that:

                  (a) no Default or Event of Default exists on the Fourth Amendment Effective Date, after giving effect thereto; and

                  (b) on and as of the Fourth Amendment Effective Date, all representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects, both before and after giving effect to this Amendment.

            2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

            3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

            4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

            5. This Amendment shall become effective on the date (the "Fourth Amendment Effective Date") when (i) the Borrower, the Administrative Agent and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office, (ii) the Borrower shall have paid to the Administrative Agent and the Banks all fees, costs and expenses (including legal fees and expenses) payable to the Administrative Agent and the Banks to the extent then due, (iii) true and correct copies of each of Amendment No. 2 to the 2003 Note Purchase Agreement and the 2004 Note Purchase Agreement shall have been delivered to the Administrative Agent and (iv) each of the effective date of Amendment No. 2 to the 2003 Note Purchase Agreement and the closing date under the 2004 Note Purchase Agreement shall have occurred;

            6. From and after the Fourth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                                      * * *

            IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                                AMETEK INC.

                                By: /s/ Deirdre Saunders
                                    --------------------------------------------
                                    Name: Deirdre Saunders
                                    Title: VP & Treasurer

                                JPMORGAN CHASE BANK, N.A.,
                                  Individually and as Administrative Agent

                                By: /s/ Lee P. Brennan
                                    ------------------------------------------
                                    Name: Lee P. Brennan
                                    Title: Vice President

                                PNC BANK, NATIONAL ASSOCIATION,
                                  Individually and as a Syndication Agent

                                By: /s/ Denise D. Killen
                                    -------------------------------------------
                                    Name: Denise D. Killen
                                    Title: Vice President

                                BANK OF AMERICA, N.A. (f/k/a Fleet
                                  National Bank),
                                  Individually and as a Syndication Agent

                                By: /s/ Henry F. Bullitt
                                    -------------------------------------------
                                    Name: Henry F. Bullitt
                                    Title: Senior Vice President

                                SUNTRUST BANK,
                                  Individually and as a Syndication Agent

                                By: /s/ William C. Washburn
                                    -------------------------------------------
                                    Name: William C. Washburn, Jr.
                                    Title: Vice President

                                WACHOVIA BANK, N.A,
                                  Individually and as a Syndication Agent

                                By: /s/ Sarah T. Warren
                                    -------------------------------------------
                                    Name: Sarah T. Warren
                                    Title: Director

                                THE BANK OF NEW YORK

                                By: /s/ David S. Csatari
                                    -------------------------------------------
                                    Name: David S. Csatari
                                    Title: Vice President

                                CITIZENS BANK OF PENNSYLVANIA

                                By: /s/ Megan Soltys
                                    -------------------------------------------
                                    Name: Megan Soltys
                                    Title: Vice President

                                KEYBANK NATIONAL ASSOCIATION

                                By: /s/ Suzannah Harris
                                    -------------------------------------------
                                    Name: Suzannah Harris
                                    Title: Asst. Vice President

                                MANUFACTURERS AND TRADERS TRUST COMPANY

                                By: /s/ Brian J. Sohocki
                                    -------------------------------------------
                                    Name: Brian J. Sohocki
                                    Title: Officer

                                ABN AMRO BANK N.V.

                                By: /s/ Alexander M. Blodi
                                    -------------------------------------------
                                    Name: Alexander M. Blodi
                                    Title: Managing Director


                                By: /s/ Michele R. Costello
                                    -------------------------------------------
                                    Name: Michele R. Costello
                                    Title: Assistant Vice President

                                BANCA INTESA

                                By: /s/ Frank Maffei
                                    -------------------------------------------
                                    Name: Frank Maffei
                                    Title: Vice President

                                By: /s/ Anthony F. Giobbi
                                    -------------------------------------------
                                    Name: Anthony F. Giobbi
                                    Title: First Vice President

                                COMERICA BANK

                                By: /s/ Richard C. Hampson
                                    -------------------------------------------
                                    Name: Richard C. Hampson
                                    Title: Vice President


                                      -5-